SIDE LETTER NO. 6


                                 March 28, 2002




CR Resorts Cancun, S. de R.L. de C.V.
CR Resorts Los Cabos, S. de R.L. de C.V.
CR Resorts Puerto Vallarta, S. de R.L. de C.V.
Corporacion Mexitur, S. de R.L. de C.V.
CR Resorts Cancun Timeshare Trust, S. de R.L. de C.V.
CR Resorts Cabos Timeshare Trust, S. de R.L. de C.V.
CR Resorts Puerto Vallarta Timeshare Trust, S. de R.L. de C.V.
Promotora Villa Vera, S. de R.L. de C.V.
Villa Vera Resort, S. de R.L. de C.V.
Raintree Resorts International, Inc.
10000 Memorial Drive, Suite 480
Houston,  Texas  77024
Attention:  Mr. Brian Tucker

Dear Mr. Tucker:

     Reference is made to that certain First Amended and Restated Loan and Security Agreement dated as of April 23, 1999 (the "Original Loan Agreement"), as amended by that certain Amendment No. 1 to First Amended and Restated Loan and Security Agreement dated as of November 30, 1999 (the "First Amendment"), as further amended by that certain Amendment No. 2 to First Amended and Restated Loan and Security Agreement dated as of November 30, 2000 (the "Second Amendment") and as further amended by various letter agreements executed prior to the date hereof (the Original Loan Agreement, the First Amendment, the Second Amendment and the foregoing letter agreements, collectively the "Loan Agreement"), evidencing certain loan facilities from FINOVA Capital Corporation ("Lender") to CR Resorts Cancun, S. de R.L. de C.V., CR Resorts Los Cabos, S. de R.L. de C.V., CR Resorts Puerto Vallarta, S. de R.L. de C.V., Corporacion Mexitur, S. de R.L. de C.V., CR Resorts Cancun Timeshare Trust, S. de R.L. de C.V., CR Resorts Cabos Timeshare Trust, S. de R.L. de C.V., CR Resorts Puerto Vallarta Timeshare Trust, S. de R.L. de C.V., Promotora Villa Vera, S. de R.L. de C.V., and Villa Vera Resort, S. de R.L. de C.V. (individually and collectively, jointly and severally, "Borrower"). Reference is also made to that Corporate Guarantee and Subordination Agreement executed by Raintree Resorts International, Inc. ("Guarantor") dated as of November 23, 1998, as amended prior to the date hereof (collectively, the "Guarantee Agreement") Unless otherwise defined herein, all capitalized terms used herein shall have the same meaning as set forth in the Loan Agreement.

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Raintree Resorts International, Inc.
March 28, 2002
Page 2


     1. Paragraph 4.1(k) of the Guarantee Agreement, as amended pursuant to that certain Side Letter No. 5 between the parties hereto dated June 7, 2001, requires that Guarantor's SGA Expenses (as defined in that paragraph) not exceed a particular percentage of Guarantor's Net Sales (as defined in that paragraph) as of the test dates set forth in that paragraph (the "Guarantor SGA Covenant"). Guarantor failed to comply with the Guarantor SGA Covenant on the testing date which occurred on December 31, 2001. As a result, Lender has the right to declare an Event of Default (the "Event of Non-Compliance"). Subject to the conditions set forth in this Side Letter and the termination provisions of the following paragraph, during the period from the date of this Side Letter to and including September 30, 2002 (the "End Date"), Lender will not declare an Event of Default as a result of the occurrence of the Event of Non-Compliance and will forbear from exercise any remedies under the Loan Documents as a result of the occurrence of the Event of Non-Compliance, but not as a result of the occurrence of any other existing Events of Default or Incipient Default.

          1.1 Lender's agreement to not declare an Event of Default as a result of the occurrence of the Event of Non-Compliance and to so forbear shall automatically terminate, without further act or instrument, upon the occurrence of any of the following events:

               (a) Borrower or Guarantor repudiates or asserts a defense to any obligation or liability under the Loan Documents or makes or pursues a claim against Lender;

               (b) Borrower or Guarantor fails to timely perform any of their respective obligations (other than the Event of Non-Compliance) set forth in the Loan Documents (after giving effect to the then applicable provisions of this Side Letter), including, without limitation, Borrower's and Guarantor's obligations contained in this Side Letter;

               (c) Borrower or Guarantor makes an assignment for the benefit of creditors, or generally admits its inability to pay its obligations as they come due or files a petition in bankruptcy or an involuntary petition in bankruptcy is filed naming Borrower or Guarantor as debtor;

               (d) Lender hereafter becomes aware of (i) any fact or circumstance that Lender believes in good faith is reasonably likely to impair Lender's security (other than those described in this Side Letter) or (ii) any Incipient Defaults or Events of Default under the Loan Documents after giving effect to the then applicable provisions of this Side Letter and other than the Event of Non-Compliance, whether now or existing or hereafter occurring, which would give rise to a right by Lender to exercise any rights or remedies under the Loan Documents;

               (e)  Borrower  or   Guarantor  is  generally   not  paying  their
          respective debts as they become due; or


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March 28, 2002
Page 3

               (f) Guarantor's SGA Expenses exceed seventy percent (70%) of Guarantor's Net Sales, determined on a trailing twelve (12) month basis, on any of March 31, 2002, June 30, 2002, or September 30, 2002. For purposes of determining Guarantor's compliance with the foregoing condition, Guarantor's SGA Expenses shall be reduced by One Million Four Hundred Twenty Eight Thousand Dollars ($1,428,000), representing certain nonrecurring costs incurred by Guarantor during the calendar quarter ending December 31, 2001 in connection with Guarantor's efforts to refinance certain bond indebtedness owed by it.

          1.2 Upon termination of Lender's agreement to forbear, Lender shall have the right, in its discretion, to exercise all rights and remedies available to Lender under the Loan Documents with respect to any then Events of Default, including, without limitation, the Event of Non-Compliance.

          1.3 Lender's agreement to forbear as set forth in this Side Letter, pertains only to the Event of Non-Compliance that arose on December 31, 2001 and does not constitute a waiver of the obligation of the Guarantor to fully comply with the Guarantor SGA Covenant (as modified pursuant to paragraph 1.1(f) hereof solely for the testing dates occurring on March 31, 2002, June 30, 2002 and September 30, 2002). Furthermore, the making of the agreements in this Side Letter does not constitute a waiver of the Event of Non-Compliance or any Events of Default or Incipient Defaults now in existence.

          1.4 The provisions of paragraph 1.1(f) above do not constitute a permanent modification to the Guarantor SGA Covenant and Guarantor's compliance with the Guarantor SGA Covenant on December 31, 2002 and thereafter shall be based upon the Guarantor SGA Covenant as appearing in paragraph 4.1(k) of the Guarantee Agreement as amended pursuant to the foregoing Side Letter No. 5.

     2. Paragraph 4.1(j) of the Guarantee Agreement, as amended pursuant to that certain Amendment No. 3 to Corporate Guarantee and Subordination Agreement between the parties dated November 9, 2000, requires that the Guarantor maintain a particular level of Adjusted Net Worth (as defined in that paragraph), tested quarterly at the frequency dates set forth in that paragraph (the "Net Worth Covenant"). Effective December 31, 2001, the Guarantee Agreement is hereby amended by deleting the Net Worth Covenant from the provisions thereof. To the extent that Guarantor was out of compliance with the Net Worth Covenant prior to December 31, 2001, such event of non-compliance is hereby waived by Lender.

     3. Paragraph S.5(a) of the Schedule requires that SGA Expenses (as defined in that paragraph) not exceed a particular percentage of Net Sales (as defined in that paragraph), tested quarterly at the frequency dates set forth in that paragraph (the "Borrower SGA Covenant"). Effective December 31, 2001, the
Schedule is hereby  amended by  deleting  the  Borrower  SGA


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Raintree Resorts International, Inc.
March 28, 2002
Page 4


Covenant from the provisions hereof. To the extent that Borrower was out of compliance with the Borrower SGA Covenant prior to December 31, 2001, such event of non-compliance is hereby waived by Lender.

     4. Paragraph S.5(c) of the Schedule requires that Borrower maintain a particular ratio of Adjusted Current Assets (as defined in that paragraph) to Adjusted Current Liabilities (as defined in that paragraph), tested quarterly at the frequency dates set forth in that paragraph (the "Quick Ratio Covenant"). Effective December 31, 2001, the Schedule is hereby amended by deleting the Quick Ratio Covenant from the provisions thereof. To the extent that Borrower was out of compliance with the Quick Ratio Covenant prior to December 31, 2001, such event of non-compliance is hereby waived by Lender.

     5. Borrower and Guarantor acknowledge that Lender has not renewed and will not renew its registration with the Mexican Ministry of Finance and as a result, the amount of Impositions in the way of withholding that Borrower must remit to the Mexican government will increase effective upon the expiration of the current registration. As a further result, the obligation of Borrower to "gross-up" any payment to be made to Lender or FPSI, pursuant to the provisions of paragraph 6.1(g) of the Loan Agreement, shall likewise be increased so that after taking into account such additional withholding obligations on the part of the Borrower and after taking into account any further Impositions which are required to be paid as a consequence of such gross-up or increase, Lender or FPSI, as the case may be, receives an amount equal to the amount they would have been entitled to receive in the absence of any withholding requirement. Borrower and Guarantor acknowledge and agree that Lender has no obligation to maintain such Ministry of Finance registration.

     6. As partial consideration for the agreements of Lender contained herein, the definition of Basic Interest Rate (Receivables) appearing in paragraph S.3(b) of the Schedule shall, effective on April 1, 2002 and thereafter, be amended and restated in its entirety to read as follows:

          "(b) P. 1. Basic Interest Rate (Receivables): Two percent (2%) per annum in excess of the Base Rate fluctuating monthly on the first day of each calendar month based upon the Base Rate in effect on such date. In no event, however shall the Basic Interest Rate (Receivables) ever fall below seven and one-half percent (7.5%) per annum"

     7. Lender acknowledges that by means of an electronic mail message, Lender has been advised by the Borrower that Guarantor has signed a letter of intent with Mego Financial Corp. ("Mego") pursuant to which Mego intends to acquire Guarantor. Guarantor and Borrower acknowledge that paragraph 6.2(c) of the Loan Agreement prohibits such acquisition without the prior written consent of Lender and that Lender has not given such consent.

     8. The agreements of the Lender contained herein are conditioned upon the occurrence of the following conditions subsequent:


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Raintree Resorts International, Inc.
March 28, 2002
Page 5

          (a) The execution by Borrower and Guarantor of a First Allonge to First Amended and Restated Receivables Promissory Note, in a form acceptable to Lender, which Borrower and Guarantor agree to execute and currently with the execution of this Side Letter; and

          (b) The payment by Borrower to Lender of an accommodation fee in the amount of Twenty Thousand Dollars ($20,000) which Borrower agrees to pay to Lender on or before April 5, 2002. The foregoing accommodation fee is paid to Lender strictly in consideration for the agreements of Lender contained herein and shall not be credited against any of the other Obligations.

     9. The waivers contained in paragraphs 2, 3 and 4 hereof do not constitute a waiver of any other now existing Events of Default or Incipient Defaults, a waiver of any rights available to Lender as a result of the existence of any other such Events of Default (including, without limitation, the Event of Non-Compliance) or Incipient Defaults or a waiver of the obligation on the part of the Borrower and Guarantor to fully, strictly and timely comply with all of the other duties, covenants and obligations owed by each of them to Lender. Time is of the essence in the performance of such duties, covenants and obligations and in the event the time is of the essence provision has previously been waived, such provision is hereby reinstated in full force and effect.

     10. Any further discussions by and among Borrower, Guarantor and Lender, if any, and all such discussions in the past, together with any other actions or inactions taken by and among Borrower, Guarantor and Lender, shall not cause a modification of the Loan Documents, establish a custom or waive (unless Lender made such express waiver in writing), limit or condition the rights and remedies of Lender under the Loan Documents, all of which rights and remedies are expressly reserved. This Side Letter is not a novation, nor is it to be construed as a release, waiver, extension of forbearance or modification of any of the terms, conditions, representations, warranties, covenants, rights or remedies set forth in any of the Loan Documents, except as expressly stated herein. Neither the failure nor delay by Lender to exercise its remedies under
(i) the Loan Documents (whether before or after the date of this Side Letter) or
(ii) any provision of this Side Letter, shall be deemed to amend, modify, supplement, extend, delay, renew, terminate, waive, release or otherwise limit or prejudice Lender's rights and remedies or Borrower's or Guarantor's obligations under the Loan Documents (after giving effect to the then applicable provisions of this Side Letter) including, but not limited to, Lender's right to receive full payment of principal and interest as well as late charges, delinquent interest, attorneys' fees and expenses and other charges to the extent provided in the Loan Documents, nor shall it affect the relative priority of Lender's security interest in the Collateral. Borrower understands that nothing referred to above shall operate to prohibit, restrict or to otherwise inhibit Lender from exercising any right or remedy it may have under the Loan Documents or constitute a cure of any Event of Default or Incipient Default and, without limitation, shall not extend any applicable reinstatement or redemption period. In the event that there is an Event of Default or Incipient Default now existing or hereafter arising, other than the

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Raintree Resorts International, Inc.
March 28, 2002
Page 6


Event of Non-Compliance that arose on December 31, 2001, Lender shall not be obligated to forbear and may immediately enforce any and all of its rights and remedies.

     11. (a) Borrower and Guarantor hereby reaffirm, as if made as of the date hereof, all of their respective representations and warranties contained in the Loan Documents. Borrower and Guarantor furthermore reaffirm the validity, enforceability and legality of the Loan Documents, and all provisions of the Loan Documents, as modified, are hereby confirmed and ratified. Without limiting the generality of the foregoing, Borrower hereby reaffirms the validity and enforceability of the security interests granted to Lender in the Collateral. Borrower confirms that such security interests will continue to secure the timely and faithful performance of all Obligations, including, without limitation, the obligations under this Side Letter. In the event of a conflict or inconsistency between the provisions of the Loan Agreement or the Guarantee Agreement, as amended up through the date of this Side Letter, and the provisions of this Side Letter, the provisions of this Side Letter will prevail. All terms, conditions and provisions of the Loan Documents, as amended, are continued in full force and effect and will remain unaffected and unchanged except as specifically amended or modified hereby.

          (b) Borrower and Guarantor acknowledge that Lender has performed, and is not in default of, its obligations under the Loan Documents; that there are no offsets, defenses or counterclaims with respect to any of Borrower's, Guarantor's or any other party's obligations under the Loan Documents; and that Lender has not directed Borrower to pay or not pay any of Borrower's payables. Neither Borrower nor Guarantor presently has any existing claims, defenses (personal or otherwise) or rights of setoff whatsoever against Lender or with respect to the Obligations. Borrower and Guarantor furthermore agree that they have no defense, counterclaim, offset, cross-complaint, claim or demand of any nature whatsoever which can be asserted as a basis to seek affirmative relief or damages from Lender.

          (c) Borrower acknowledges that the indebtedness evidenced by the Loan Documents is just and owing and agrees to pay such indebtedness in accordance with the terms of the Loan Documents. Borrower and Guarantor further acknowledge and represent that no event has occurred and no condition presently exists that would constitute a default or event of default by Lender under the Loan Documents, with or without notice or lapse of time. Borrower and Guarantor hereby ratify, reaffirm, acknowledge and agree that the Loan Agreement, the Guarantee Agreement and the other Loan Documents represent valid, enforceable and collectable obligations of Borrower and Guarantor.

     12. In partial consideration of the agreements of Lender contained herein, Borrower and Guarantor hereby release, remise, acquit and forever discharge Lender and Lender's employees, agents, representatives, consultants, attorneys, fiduciaries, servants, officers, directors, partners, predecessors, successors and assigns, subsidiary corporations, parent corporations, and

Raintree Resorts International, Inc.
March 28, 2002
Page 7


related corporate divisions (all of the foregoing hereinafter called the "Released Parties"), from any and all actions and causes of action, judgments, executions, suits, debts, claims, demands, liabilities, obligations, damages and expenses of any and every character, known or unknown, direct and/or indirect, at law or in equity, of whatsoever kind or nature, whether heretofore or hereafter arising, for or because of any matter or things done, omitted or suffered to be done by any of the Released Parties prior to and including the date and execution hereof, and in any way directly or indirectly arising out of or in any way connected to this Side Letter, the Loan Agreement, the Guarantee Agreement or the other Loan Documents (all of the foregoing hereinafter called the "Released Matters"); provided, however, that the foregoing release shall not apply to discharge Lender from any obligations which are expressly imposed upon Lender pursuant to the terms of this Side Letter, the Loan Agreement, the Guarantee Agreement or the other Loan Documents, as modified through the date hereof. Borrower and Guarantor acknowledge that the agreements in this paragraph are intended to be in full satisfaction of all or any alleged injuries or damages arising in connection with the Released Matters. Borrower and Guarantor represents and warrants to Lender that they have not purported to transfer, assign or otherwise convey any right, title or interest of Borrower or Guarantor, respectively, in any Released Matter to any other Person and that the foregoing constitutes a full and complete release of all Released Matters.

     13. Borrower and Guarantor represent and warrant that (i) they have the full power and authority to execute and deliver this Side Letter; (ii) all action necessary and required by Borrower's and Guarantor's Articles of Organization and all other Legal Requirements for Borrower and Guarantor to execute and deliver this Side Letter have been duly and effectively taken; (iii) this Side Letter does not violate or constitute a default or result in the imposition of a lien under the terms or provisions of any agreement to which Borrower or Guarantor is a party; and (iv) no consent of any governmental agency or any other person not a party to this Side Letter is or will be required as a condition to the execution, delivery or enforceability of this Side Letter.

     14. Guarantor acknowledges and agrees that the obligations of the Borrower under this Side Letter constitute additional obligations of the Borrower, the performance of which are guaranteed under the Guarantee Agreement.

     15. This Side Letter will not be binding upon Lender until, in the manner required below, it has been accepted by Borrower and Guarantor, and once so accepted and agreed to this Side Letter shall be deemed to amend and supplement the Loan Agreement and Guarantee Agreement, constitute one of the Loan Documents and the obligations of the Borrower under this Side Letter shall be deemed an Obligation.

     16. THIS SIDE LETTER SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF ARIZONA WITHOUT REGARD TO ITS CONFLICTS OF LAW PRINCIPLES.

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Raintree Resorts International, Inc.
March 28, 2002
Page 8

     17. Borrower shall pay to or reimburse Lender for all of Lender's out-of-pocket expenses incurred in connection with the preparation of this Side Letter, including without limitation, attorney's fees and costs.

     18. This Side Letter may be executed in counterparts, each of which when taken together shall constitute one and the same instrument, notwithstanding the fact that all parties have not signed the same counterpart. In addition, this Side Letter may be executed by facsimile and such facsimile signatures shall be deemed original signatures for all purposes.

                            [SIGNATURE PAGE FOLLOWS]


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Raintree Resorts International, Inc.
March 28, 2002
Page 9

     In the event the foregoing represents an accurate statement of the agreements that have been reached, please sign and return a copy of this Side Letter to the undersigned.

                                          Sincerely yours,

                                          FINOVA CAPITAL CORPORATION, a Delaware
                                          corporation


                                          By /s/ Gayle R. McKenzie
                                            ------------------------------------
                                          Name:     Gayle R. McKenzie
                                            ------------------------------------
                                          Title:  Vice President
                                              ----------------------------------



                     [ACCEPTANCE APPEARS ON FOLLOWING PAGES]

Raintree Resorts International, Inc.
March 28, 2002
Page 10

Accepted this 28th day of March, 2002.

BORROWER

CR RESORTS CANCUN, S. DE R.L. DE C.V., a Mexican limited responsibility corporation with variable capital


By: /s/ Douglas Y. Bech
    ---------------------
    Name:Douglas Y. Bech
         ---------------
    Title: CEO
          ---------------

CR RESORTS LOS CABOS, S. DE R.L. DE C.V., a Mexican limited responsibility corporation with variable capital

By: /s/ Douglas Y. Bech
    ---------------------
    Name:Douglas Y. Bech
         ---------------
    Title: CEO
          ---------------

CR RESORTS PUERTO VALLARTA, S. DE R.L. DE C.V., a Mexican limited responsibility corporation with variable capital

By: /s/ Douglas Y. Bech
    ---------------------
    Name:Douglas Y. Bech
         ---------------
    Title: CEO
          ---------------

CORPORACION MEXITUR, S. DE R.L. DE C.V., a Mexican limited responsibility corporation with variable capital

By: /s/ Douglas Y. Bech
    ---------------------
    Name:Douglas Y. Bech
         ---------------
    Title: CEO
          ---------------

Raintree Resorts International, Inc.
March 28, 2002
Page 11


CR RESORTS CANCUN TIMESHARE TRUST, S. DE R.L. DE C.V., a
Mexican limited responsibility corporation with variable capital

By: /s/ Douglas Y. Bech
    ---------------------
    Name:Douglas Y. Bech
         ---------------
    Title: CEO
          ---------------


CR RESORTS CABOS TIMESHARE TRUST, S. DE R.L. DE C.V., a
Mexican limited responsibility corporation with variable capital

By: /s/ Douglas Y. Bech
    ---------------------
    Name:Douglas Y. Bech
         ---------------
    Title: CEO
          ---------------


CR RESORTS PUERTO VALLARTA TIMESHARE TRUST, S. DE R.L. DE
C.V., a Mexican limited responsibility corporation with variable capital

By: /s/ Douglas Y. Bech
    ---------------------
    Name:Douglas Y. Bech
         ---------------
    Title: CEO
          ---------------

PROMOTORA VILLA VERA, S. DE R.L. DE C.V., a Mexican limited responsibility corporation with variable capital

By: /s/ Douglas Y. Bech
    ---------------------
    Name:Douglas Y. Bech
         ---------------
    Title: CEO
          ---------------

Raintree Resorts International, Inc.
March 28, 2002
Page 12


VILLA VERA RESORT, S. DE R.L. DE C.V., a Mexican limited responsibility corporation with variable capital

By: /s/ Douglas Y. Bech
    ---------------------
    Name:Douglas Y. Bech
         ---------------
    Title: CEO
          ---------------



RAINTREE RESORTS INTERNATIONAL, INC., a Nevada corporation

By: /s/ Douglas Y. Bech
    ---------------------
    Name:Douglas Y. Bech
         ---------------
    Title: CEO
          ---------------